DISTRIBUTION OF PROFITS	12 Months Ended
Dec. 31, 2018
Text Block [Abstract]
DISTRIBUTION OF PROFITS
12.	DISTRIBUTION OF PROFITS

All subsidiaries of the Company incorporated in Macau are required to set aside a minimum of 25% of the entity’s profit after taxation to the legal reserve until the balance of the legal reserve reaches a level equivalent to 50% of the entity’s share capital in accordance with the provisions of the Macau Commercial Code. The legal reserve sets aside an amount from the subsidiaries’ statements of operations and is not available for distribution to the shareholders of the subsidiaries. The appropriation of legal reserve is recorded in the subsidiaries’ financial statements in the year in which it is approved by the board of directors of the relevant subsidiaries. As of December 31, 2018 and 2017, the balance of the reserve amounted to $6 and $6, respectively.

The Group’s borrowings, subject to certain exceptions and conditions, contain certain restrictions on paying dividends and other distributions, as defined in the respective indentures governing the relevant senior notes, credit facility agreements and other associated agreements, details of which are disclosed in Note 7 under each of the respective borrowings.

During the years ended December 31, 2018, 2017 and 2016, the Company did not declare or pay any cash dividends on the ordinary shares. No dividends have been proposed since the end of the reporting period.